Exhibit 99.2

Q3 2021 Earnings Oct. 28, 2021

Safe Harbor The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the company’s business, results of operations, cash flows, stock price and employees; the ability to obtain regulatory approvals required for the Searchlight investment and meet other closing conditions to the investment on a timely basis or at all; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward- looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward- looking statements. You should not place undue reliance on forward-looking statements. 2

Non-GAAP Measures 3 This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to “EBITDA,” “adjusted EBITDA,” and “total net debt to last twelve month adjusted EBITDA ratio.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company’s website at https://ir.consolidated.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. Consolidated has filed a Form 8-K reporting the quarterly results for the third quarter of 2021. The Company’s 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results. ..

2 46 76 97 300 400 400 300 250 275 321 397 494 575 975 1,375 1,675 1,925 10% 12% 14% 18% 21% 35% 50% 61% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0 500 1,000 1,500 2,000 2020 Q1-21 Q2-21 Q3-21 2021 2022E 2023E 2024E 2025E G+ Upgrades Total Fiber Gig+ Passings % Gig+ Capable Passings Consolidated’s Fiber Build Plan 4 70%+ service area to be Gig+ capable by 2025 Majority markets have one competitor Consolidated Fiber Upgrade Markets In Q1 2021, the Company launched a multi-year, fiber build plan to upgrade 1.6 million passings or 70% of its service area to Gig+ fiber capable services by 2025. As of Sept. 30, 2021, 219,000 of the target 300,000 passings for 2021 were upgraded to FttP. Consolidated has ~2.7M total passings across 23 operating states. Fiber Build Plan chart updated quarterly to reflect progress and forecast of planned upgrades. Operating States Fiber Build Markets Passings in thousands On track to exceed 300,000 fiber upgrades in 2021 1.6 million passings to be upgraded by 2025, ~1M in Northern New England No competition in 11% of markets Fiber Expansion Progress 2021 – 2025 Fiber Build Plan

Fiber Expansion Plan

Fiber Penetration Target per Cohort


14%
12 mos.
24%
24 mos.
33%
36 mos.

See appendix for actual consumer total company FttP - Gig penetration.

Consolidated Fiber Deployment Advantages

- Incumbent position accelerates plan
- Owned or leased local and long-haul fiber network, conduit capacity
- Aerial fiber access to 80% of Northern New England
- Less competitive markets: majority with one wireline competitor
- Experienced teams, contractor resources and strong build partners

Average cost per passing:

$550-600 fiber passing[1]

- Northern New England: $400-$450/passing

(1) Includes edge access equipment, labor and fiber components.

$700 cost to connect[2]

(2) Includes CPE, labor and drop

2021 Capex Guidance*

$440M to $460M

45% fiber build
35% success based (all customer channels)
20% maintenance & digital transformation

*Outlook updated with Q3 earnings on Oct. 28, 2021.

Fiber Product Differentiation 6 fiber brand coming November 2021 100% fiber internet. 1 Gig (100 Mbps) 1 Gbps upload/download speeds Mesh whole-home WiFi Brand Identity Superior Fiber Product Customer Experience

Third Quarter 2021 Highlights Q3-21 Highlights 7 • Completed 97,000 fiber upgrades in Q3- 21; ~219,000 YTD, on track to upgrade 300,000+ locations in 2021 • Continued growth in strategic revenue: Consumer Broadband grew 2.1% Commercial-Carrier Data & Transport revenue grew 1.1% • Higher capex to proactively secure CPE, support build plan • Secured all state PUC regulatory approvals associated with the Searchlight Capital Partners Investment; second closing and additional $75 million investment expected to close by end of 2021 Q3 2021 Y/Y % Change YTD 2021 Y/Y % Change Revenue $318.6 (2.6%) $963.8 (1.4%) Data & Transport $91.1 1.1% $272.3 1.1% Broadband $68.6 2.1% $202.3 2.8% Adjusted EBITDA $127.4 (3.7%) $380.7 (4.1%) Adj. EBITDA margin 40.0% (0.4%) 39.5% (1.1%) Capex $144.3 158% $339.5 123% $ in millions

Strategic Revenue Growth

$ in millions

Broadband Revenue



$67.2
$66.3
$65.8
$68.0
$68.6
+2.6% Y/Y
+2.8% Y/Y
+2.6% Y/Y
+3.7% Y/Y
+2.1% Y/Y
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

Data and Transport Revenue



$90.2
$92.8
$90.3
$90.8
$91.1
+1.6% Y/Y
+3.2% Y/Y
+0.9% Y/Y
+1.4% Y/Y
+1.1% Y/Y
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

Consumer Strategy & Highlights

- Broadband revenue grew +2.1% Y/Y
- 20% increase in fiber net adds or ~11,000 subs YTD
- Consumer data ARPU +7.3% Y/Y
- Consumer ARPU +4.2% Y/Y
- 219,000 passings upgraded YTD to fiber Gig+ speeds; On track to upgrade 300,000 locations in 2021
- Customer experience and digital transformation projects on course, new brand to launch in Nov. 2021

Commercial-Carrier Strategy & Highlights

- Data & Transport revenue grew 1.1% Y/Y
- SD WAN revenue growth of over 200%
- Internet bandwidth grew 6.5% Y/Y
- On-net buildings +10.8% Y/Y
- Leveraging industry-leading partnerships to enable complete network solutions
- Utilizing solutions-based sales approach; leading with fiber and data solutions

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Capital Structure and Fully Funded Growth Plan 9 Debt Maturity Profile as of 9/30/21 ($ in millions) $250 $1,000 $750 $400 2021 2022 2023 2024 2025 2026 2027 2028 Revolver Term Loan 4.25% Senior Notes 6.50% Senior Notes 5.00% No scheduled debt maturities until 2027 • March 2021, issued 5.0% Senior Notes of $400 million, proceeds used to prepay principal amortization of the Term Loan to maturity, increasing cash flow by $14 million per year. • Over $500 million liquidity with $254 million of cash and $250 million undrawn revolver. • Net debt leverage is 3.64x at 9/30/21 with long-term target <3.0x. • Final Searchlight Capital Partners investment commitment of $75 million expected in Q4-21. Capital Structure & Strong Liquidity Net Debt Leverage 4.14 4.01 3.39 3.41 3.54 3.64 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21

Consolidated Strategic Priorities • Plan to upgrade 300,000+ passings in 2021; 1.6 million total upgrades by 2025 • Enable Gig+ capabilities to over 70% of footprint Accelerate Fiber Build; Scale and Grow Broadband Services Leverage Fiber Assets to Grow Commercial & Carrier Business • Leverage fiber assets to increase lit buildings; edge out network • Target 90%+ on-net sales and pursue 5G opportunities • Maintain Data-Transport revenue growth • Make bandwidth “easy” for our customers • Reduce complexity and deliver a better, differentiated customer experience at every point of contact • Strive for industry-leading Net Promoter Score (NPS) Transform the Customer Experience Drive operational and financial discipline to create value, transform the customer experience and return to revenue growth by 2023 10

Appendix

2021 Outlook 12 2021 Annual Guidance Range Capex $440 million to $460 million previous $400 million to $420 million Adjusted EBITDA $500 million to $510 million Cash interest expense $130 million to $135 million Cash taxes $2 million to $4 million Capex guidance updated on Oct. 28, 2021 with Q3-21 earnings. For definitions of non-GAAP measures, see Consolidated’s Investor Relations website.

Revenue Trends 13 Three Months Ended Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 Commercial and carrier: Data and transport services (includes VoIP) $ 91,101 $ 90,813 $ 90,348 $ 92,781 $ 90,153 Voice services 42,619 43,461 44,279 44,862 45,343 Other 10,580 9,486 9,719 12,128 10,909 144,300 143,760 144,346 149,771 146,405 Consumer: Broadband (VoIP and Data) 68,604 67,981 65,755 66,253 67,163 Video services 16,163 16,799 16,781 17,547 18,452 Voice services 40,587 40,173 40,420 41,431 42,775 125,354 124,953 122,956 125,231 128,390 Subsidies 17,264 17,465 17,339 17,402 18,064 Network access 29,923 31,115 31,603 31,314 32,009 Other products and services 1,743 3,110 8,522 2,406 2,198 Total operating revenue $ 318,584 $ 320,403 $ 324,766 $ 326,124 $ 327,066 $ in thousands

Operating Metric Trends 14 September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 Passings FttP - Gig+ 494,100 397,100 320,800 275,000 273,000 Fiber Node/DSL 2,255,600 2,347,800 2,421,300 2,460,900 2,460,900 Total Passings 2,749,700 2,744,900 2,742,100 2,735,900 2,733,900 FttP - Gig+ % 18% 14% 12% 10% 10% Consumer Data Connections FttP - Gig+ 65,929 61,911 58,885 55,000 54,833 Fiber Node/DSL 324,732 331,569 339,117 346,357 352,826 Total Consumer Data Connections 390,661 393,480 398,002 401,357 407,659 Consumer Data Penetrations % FttP - Gig+ 13% 16% 18% 20% 20% Fiber Node/DSL 14% 14% 14% 14% 14% Total Consumer Data Penetration % 14% 14% 15% 15% 15% Consumer Data ARPU $ 58.48 $ 57.26 $ 55.24 $ 54.41 $ 54.51 Consumer ARPU $ 79.24 $ 77.84 $ 75.19 $ 75.25 $ 76.07 Consumer Voice Connections 341,135 352,835 362,384 370,660 380,236 Video Connections 66,971 70,795 73,986 76,041 77,854 Fiber route network miles 50,405 48,727 47,364 46,664 46,326 On-net buildings 14,625 14,253 13,910 13,564 13,202

Searchlight Capital Partners (SCP) Investment Steps

Timeline of Searchlight Investment[1]

1 | $350 million Investment

- ☑ Consolidated global refinancing complete
- ☑ SCP invests $350M

Searchlight receives:

- 8% common equity and right to receive note with a principal amount of ~$395M
- 1 Board seat
- Contingent Payment Rights (CPRs) representing up to 27% of CNSL's common stock, on an as converted basis

2 | Partial Conversion of CPRS

- ☑ HSR approval received
- ☑ Shareholder approval received
- ☑ Applicable state PUC regulatory approvals received

- SCP's CPR partially converts, which together with the shares issued to SCP at Stage 1, constitutes approximately 24.5% of CNSL's outstanding common stock

3 | $75 million Investment

- ○ Upon receipt of FCC approval, SCP invests $75M

At the final closing, which is expected by end of 2021, SCP will hold:

- $395.5M note (plus accrued interest), which will convert to perpetual preferred stock (9.0% coupon, PIK option for 5 years)
- ~35% of Consolidated ~114M total outstanding common shares
- 1 add'l Board seat (2 total)

[1] Investment structured to comply with FCC, State PUC and shareholder approval requirements. See SEC filings for further details on the transaction and investment structure.

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